CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


We consent to the references to our firm under the captions "Financial Highlights" for Intermediate Maturity Government Fund in the Supplement to the John Hancock Income Funds Prospectus and the John Hancock Income Funds Prospectus and "Independent Auditors" in the John Hancock Intermediate Maturity Government Fund Class A and Class B Shares Statement of Additional Information in Post-Effective Amendment No. 38 to the Registration Statement (Form N-1A, No. 2-66906) dated July 15, 1997.

We also consent to the incorporation by reference therein of our report dated May 9, 1997, with respect to the financial statements and financial highlights of the John Hancock Intermediate Maturity Government Fund (one of the portfolios constituting John Hancock Bond Trust) in the Form N-1A.




                                                       /s/ERNST & YOUNG LLP
                                                       ERNST & YOUNG LLP

Boston, Massachusetts
July 11, 1997

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


We consent to the references to our firm under the captions "Financial Highlights" for Government Income Fund in the Supplement to the John Hancock Income Funds Prospectus and the John Hancock Income Funds Prospectus and "Independent Auditors" in the combined John Hancock Government Income Fund and John Hancock High Yield Bond Fund Class A and Class B Shares Statement of Additional Information in Post-Effective Amendment No. 38 to the Registration Statement (Form N-1A, No. 2-66906) dated July 15, 1997.

We also consent to the incorporation by reference therein of our report dated December 10, 1996, with respect to the financial statements and financial highlights of the John Hancock Government Income Fund (one of the portfolios constituting John Hancock Bond Trust) in the Form N-1A.




                                                       /s/ERNST & YOUNG LLP
                                                       ERNST & YOUNG LLP

Boston, Massachusetts
July 11, 1997

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


We  consent  to the  references  to  our  firm  under  the  captions  "Financial
Highlights" for High Yield Bond Fund in the Supplement to the John Hancock Income Funds Prospectus and the John Hancock Income Funds Prospectus and "Independent Auditors" in the combined John Hancock High Yield Bond Fund and John Hancock Government Income Fund Class A and Class B Shares Statement of Additional Information in Post-Effective Amendment No. 38 to the Registration Statement (Form N-1A, No. 2-66906) dated July 15, 1997.

We also consent to the incorporation by reference therein of our report dated December 10, 1996, with respect to the financial statements and financial highlights of the John Hancock High Yield Bond Fund (one of the portfolios constituting John Hancock Bond Trust) in the Form N-1A.




                                                       /s/ERNST & YOUNG LLP
                                                       ERNST & YOUNG LLP

Boston, Massachusetts
July 11, 1997